EXHIBIT 10.13

ADDENDUM TO OPTION AGREEMENT
UNDERSHIL AIMAG (“ALTAN”) PROPERTY

THIS ADDENDUM is made effective as of the 4th day of November, 2004.

BY AND BETWEEN:

MONGOLIAN EXPLORATIONS LTD. ("Mongolian"), a Nevada Corporation
whose address is 750 West Pender Street, Ste. 1605, Vancouver, B.C., V6C 2T8

&

     TON FEI FRED THAM & ASSOCIATES (“Tham”)
whose address is 4323 West 12th Avenue, Vancouver, B.C., Canada, V6R 2P9

WHEREAS:

1)	This addendum does not supercede or override any previous addendum unless specifically stated herein.

2)	Due to:
	(a)	Rio Minerals Limited's unavailability to perform the exploration work program as previously scheduled by December 31, 2004;
	(b)	the upcoming inclement weather conditions in Mongolia; and
	(c)	the ongoing attempt of Mongolian to obtain its Registration Statement "effective" status with the U.S. Securities and Exchange Commission regarding its filing of the SB-2 Registration Statement;
	(d)	and as a consequence, to raise the necessary capital in a timely manner which has caused Mongolian to amend the Option Agreement; and

WHEREAS:

Pursuant to Section 2 of the Option Agreement dated September 1, 2003, and by an Addendum to the Option Agreement dated June 15, 2004, Mongolian was required to incur the following exploration expenditures:

(a)	(ii) (2) $26,444 on or before December 31, 2004;
(b)	(ii) (3) $50,000 on or before December 31, 2005; and
(c)	(ii) (4) $100,000 on or before December 31, 2006.

NOW, THEREFORE:

BE IT RESOLVED,

Section 2 of the Option Agreement dated September 1, 2003, and by an Addendum to the Option Agreement dated June 15, 2004, shall be amended in the following manner:

(a)	(ii) (2) $26,444 on or before July 31, 2005
(b)	(ii) (3) $50,000 on or before July 31, 2006; and
(c)	(ii) (4) $100,000 on or before July 31, 2007.

IN WITNESS WHEREOF, this Addendum to Option Agreement dated November 4, 2004, has been executed by the parties hereto as of the day and year first above written.

MONGOLIAN EXPLORATIONS LTD. /s/ Ivan Bebek	TON FEI FRED THAM & ASSOCIATES /s/ Ton Fei Fred Tham
By: Ivan Bebek, President, Director	Ton Fei Fred Tham